UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  April 14, 2010

China Clean Energy Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53773	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jiangyin Industrial Zone, Jiangyin Town Fuqing City, Fujian Province People’s Republic of China	350309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 235-0258

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

Effective April 14, 2010, our board of directors dismissed Frazer Frost, LLP (“Frazer Frost”) as our independent registered public accounting firm.

As previously disclosed in our Current Report on Form 8-K/A filed with the Securities and Exchange Commission on January 14, 2010, effective January 1, 2010 we appointed Frazer Frost as our independent accounting firm to perform auditing services commencing with the fiscal year ending December 31, 2009.  Frazer Frost replaced Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”), our previous independent registered public accounting firm, which we dismissed January 1, 2010.

Frazer Frost’s report with respect to our financial statements for the fiscal years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

From the date of their appointment through the date of our dismissal of Frazer Frost, there were no disagreements with Frazer Frost on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Frazer Frost would have caused Frazer Frost to make reference thereto in their report on our financial statements for the fiscal year ended December 31, 2009.

There have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2009 and December 31, 2008 and through the date of our dismissal of Frazer Frost.

We provided Frazer Frost with a copy of the above disclosure and requested a letter from them stating whether or not they agree with this disclosure. A copy of such letter received by us is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

Effective April 14, 2010, we appointed Friedman LLP as our new independent registered public accounting firm to perform auditing services for us.

During the fiscal years ended December 31, 2009 and December 31, 2008 and through the date of our engagement of Friedman LLP, neither we nor anyone acting on our behalf consulted with Friedman LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Frazer Frost, LLP, dated April 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Dated: April 20, 2010	By:	/s/ William Chen
		Name:	William Chen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Frazer Frost, LLP, dated April 20, 2010.